  COMMON STOCK                                                  COMMON STOCK
----------------                                             ----------------
     NUMBER                    [LOGO] HYPERTENSION                 SHARES
                              DIAGNOSTICS, INC.(TM)
----------------                                             ----------------

                                                             SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS
                         HYPERTENSION DIAGNOSTICS, INC.
                                                             -----------------
                                                             CUSIP 44914V 10 4
                                                             -----------------

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA


THIS CERTIFIES THAT




IS THE OWNER OF


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE $.01 PER
                                    SHARE OF
                         HYPERTENSION DIAGNOSTICS, INC.

(hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and of the amendments from time to time made thereto (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof assents.

     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS, the facsimile signatures of the duly authorized officers of the Corporation.

Dated:           /s/ Charles F. Chesney              /s/ Greg H. Guettler

                   SECRETARY                           PRESIDENT


Countersigned and Registered:
                   FIRSTAR TRUST COMPANY
                                        Transfer Agent
                                         and Registrar

By
                                    Authorized Officer

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                         HYPERTENSION DIAGNOSTICS, INC.
________________________________________________________________________________
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT - ______Custodian_______
                                                         (Cust)         (Minor)
TEN ENT - as tenants by entireties                       under Uniform Gifts to
                                                         Minors
JT TEN  - as joint tenants with right                    Act __________________
          of survivorship and not as                              (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

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For value received, ___________________ hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------


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     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
                                   OF ASSIGNEE

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_________________________________________________________________________ Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________

_______________________________________________________________________ attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      -------------------       ------------------------------------------------

                                ------------------------------------------------
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND TO THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


SIGNATURE GUARANTEED:


--------------------------------

THE BOARD OF DIRECTORS OF THE CORPORATION HAS THE AUTHORITY TO ISSUE SHARES OF UNDESIGNATED PREFERRED STOCK WITHOUT SHAREHOLDER APPROVAL. THE BOARD OF DIRECTORS OF THE CORPORATION IS AUTHORIZED TO ESTABLISH ADDITIONAL CLASSES OR SERIES OF SHARES AND TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUCH CLASS OR SERIES. THE CORPORATION WILL FURNISH TO ANY SHARE-HOLDER UPON REQUEST MADE TO THE SECRETARY OF THE CORPORATION AND WITHOUT CHARGE A FULL STATEMENT (A) OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, INSOFAR AS THE SAME HAVE BEEN DETERMINED, AND (B) OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES.